EXHIBIT NO. 10(I)(B)(3)

Int. Cl.:12

Prior U.C. Cls.: 19, 21, 23, 31, 35 and 44
                                                              Reg. No. 1,962,603
United States Patent and Trademark Office               Registered Mar. 19, 1996


                                    TRADEMARK
                               PRINCIPAL REGISTER


LA COMPAGNIE ULTRA-CLAIR INC.  (CANADA CORPORATION)
8425 GRENACHE STREET
VILLE D'ANJOU, QUEBEC HIJ  1C7, CANADA


OBJECT OMITTED (ULTRA CLEAR graphic)

   FOR: LAND VEHICLE PARTS,  NAMELY  DISPENSING  UNITS
FOR  WINDSHIELD  CLEANING  FLUIDS,  IN  CLASS 12 (U.S.
CLS. 19, 21, 23, 31, 35 AND 44).


  OWNER  OF   CANADA   REG.   NO.   TMA428136,   DATED
6-3-1994, EXPIRES 6-3-2009.
    NO  CLAIM  IS MADE TO THE  EXCLUSIVE  RIGHT TO USE
"WINDSHIELD WASHER", APART FROM THE MARK AS SHOWN.

     SER. NO. 74-299,579, FILED 7-30-1992.

DARREN COHEN, EXAMINING ATTORNEY